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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 23, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



 A Delaware Corporation        Commission File       IRS Employer Identification
(State of Incorporation)        Number 1-14087              No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)



                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)


            (The Exhibits index is located on page 4 of this report)

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Item 5.       Other Events

     On July 23, 1999, U S WEST, Inc. released its second quarter earnings results. The release and financial statements are attached hereto as Exhibits.


Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.

     The  following  exhibits are filed as part of this  current  report on Form
8-K:



Exhibit Number                              Exhibit

27                Financial Data Schedule

99 Press Release issued July 23, 1999 concerning the earnings results of U S WEST, Inc. for the Second quarter of 1999.

99A.1             Unaudited Consolidated  Statements of Income of U S WEST, Inc.
                  for the quarters and six-month periods ended July 30, 1998 and 1999, respectively, filed in connection with the Press Release dated July 23, 1999.

99A.2             Unaudited  Consolidated  Balance Sheets of U S WEST,  Inc. for
                  the quarter and  six-month  period ended June 30, 1999 and the
                  year  ended   December  31,  1998,   respectively,   filed  in
                  connection with the Press Release dated July 23, 1999.

99A.3             Unaudited Consolidated Statements of Cash Flows of U S WEST,
                  Inc. for the six-month periods ended June 30, 1998 and 1999, respectively, filed in connection with the Press Release dated July 23, 1999.

99A.4 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters and six-month periods ended June 30, 1998 and 1999, respectively, filed in connection with the Press Release dated
                  July 23, 1999.

99A.5             Unaudited  Consolidated   Statements of Operations of
                  U S WEST Communications,  Inc. for the quarters and
                  six-month  periods ended  June  30,  1998  and  1999,
                  respectively,   filed  in connection with the Press Release
                  dated July 23, 1999

99A.6             Unaudited   Consolidated   Balance   Sheets  of  U S WEST
                  Communications,  Inc.  for the six-month  period ended
                  June 30,  1999 and the year  ended  December  31,  1998,
                  respectively, filed in connection with the Press Release dated
                  July 23, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               U S WEST, Inc.
                               (Formerly "USW-C, Inc.")

                           By: /s/ Thomas O. McGimpsey
                               -------------------------------------------------
                               Thomas O. McGimpsey
                               Assistant Secretary

Dated:        July 23, 1999


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                                  EXHIBIT INDEX



Exhibit Number                              Exhibit

27                Financial Data Schedule

99 Press Release issued July 23, 1999 concerning the earnings results of U S WEST, Inc. for the Second quarter of 1999.

99A.1             Unaudited Consolidated  Statements of Income of U S WEST, Inc.
                  for the quarters and six-month periods ended July 30, 1998 and 1999, respectively, filed in connection with the Press Release dated July 23, 1999.

99A.2             Unaudited  Consolidated  Balance Sheets of U S WEST,  Inc. for
                  the quarter and  six-month  period ended June 30, 1999 and the
                  year  ended   December  31,  1998,   respectively,   filed  in
                  connection with the Press Release dated July 23, 1999.

99A.3             Unaudited Consolidated Statements of Cash Flows of U S WEST,
                  Inc. for six-month periods ended June 30,1998 and 1999, respectively, filed in connection with the Press Release dated July 23, 1999.

99A.4 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters and six-month periods ended June 30, 1998 and 1999, respectively, filed in connection with the Press Release dated
                  July 23, 1999.

99A.5             Unaudited  Consolidated   Statements of Operations   of
                  U   S   WEST Communications,  Inc. for the quarters and
                  six-month  periods ended  June  30,  1998  and  1999,
                  respectively,   filed  in connection with the Press Release
                  dated July 23, 1999

99A.6             Unaudited   Consolidated   Balance   Sheets   of   U  S   WEST
                  Communications,  Inc.  for the six-month  period
                  ended June 30,  1999 and the year  ended  December  31,  1998, respectively, filed in connection with the Press Release dated
                  July 23, 1999.
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